UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Hagerty, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! HAGERTY, INC. 121 DRIVERS EDGE TRAVERSE CITY, MI 49684 HAGERTY, INC. 2026 Annual Meeting Vote by June 8, 2026 11:59 PM ET You invested in HAGERTY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 9, 2026. Vote Virtually at the Meeting* June 9, 2026 11:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/HGTY2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V95455-P45574 Get informed before you vote View the Notice of 2026 Annual Meeting and Proxy Statement and 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V95456-P45574 1. Election of Directors-Voting options Nominees: 1a. McKeel Hagerty For 1b. William Swanson For 1c. Henrik Bjørnstad For 1d. Randall Harbert For 1e. Laurie Harris For 1f. Robert Kauffman For 1g. Sabrina Kay For 1h. Anthony Kuczinski For 1i. Mika Salmi For 2. Non-binding advisory vote to approve the compensation of Hagerty’s named executive officers. For 3. Non-binding advisory vote regarding the frequency of the advisory vote on compensation of Hagerty’s named executive officers. 1 Year 4. Ratification of the appointment of Deloitte & Touche LLP as Hagerty’s independent registered public accounting firm for the year ending December 31, 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.